UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2006
Odyssey Re Holdings Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-16535 Commission File Number	52-2301683 (I.R.S. Employer Identification Number)

Odyssey Re Holdings Corp.
300 First Stamford Place, Stamford, Connecticut 06902
(203) 977-8000
(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.     Results of Operations and Financial Condition.
     On July 27, 2006, Odyssey Re Holdings Corp. (“OdysseyRe” or the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results for the fiscal quarter ended June 30, 2006, which press release is incorporated by reference herein and furnished pursuant to Item 2.02 of Form 8-K.
     The information in this Current Report on Form 8-K under this item 2.02, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On July 27, 2006, OdysseyRe determined that it would restate its financial results for the years 2001 through 2005, as well as its results for the three months ended March 31, 2006 and issued a press release regarding that determination. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 4.02 by reference. OdysseyRe’s previously published financial statements for those periods should therefore no longer be relied upon. The Company will finalize its restatement and file an amended 2005 Annual Report on Form 10-K.
     The purpose of the restatement is to correct the accounting treatment for certain equity and convertible bond investment securities. The restatement will have no effect on shareholders’ equity through March 31, 2006. OdysseyRe’s decision to restate its financial results is based on its determination that while there will be no change in shareholders’ equity from the restatement, the corrections are material to net income in certain previously reported periods.
     The corrections primarily relate to the accounting for convertible bond securities held as investments. Under SFAS 133, the change in the value of the embedded option in a convertible security is required to be included in income through realized gains and losses rather than in unrealized gains and losses included in shareholders’ equity, as previously reported by the Company. In addition, certain gains and losses relating to investments in which the Company utilizes the equity method of accounting should have been recognized as realized gains and losses rather than as unrealized gains and losses included in shareholders’ equity, as previously reported by the Company.
     OdysseyRe’s management and its Audit Committee have discussed the matters described in this Item 4.02 with OdysseyRe’s independent registered public accountants.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Odyssey Re Holdings Corp., dated July 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  July 27, 2006

ODYSSEY RE HOLDINGS CORP.
By:	/s/ Donald L. Smith
	Name:	Donald L. Smith
	Title:	Senior Vice President, General Counsel and Corporate Secretary